Schedule 14A Information

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Vanguard Admiral Funds
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Vanguard Explorer Fund
Vanguard Fenway Funds
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Vanguard Tax-Managed Funds
Vanguard Trustees’ Equity Fund
Vanguard Valley Forge Funds
Vanguard Variable Insurance Funds
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Vanguard Wellington Fund
Vanguard Whitehall Funds
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Shareholders of each U.S.-based Vanguard fund are being asked to elect a board of trustees and approve several policy changes that will allow us to harmonize policies across our U.S.-based funds. Approval of these proposals is important since it will put into place people and policies that will help us continue to protect shareholders’ interests, manage our funds efficiently, and lower the cost of investing for shareholders.

Each fund’s board of trustees recommends		✓	Broaden the investment objectives
a vote for each of the following proposals:			for Vanguard’s two REIT offerings
This management proposal asks shareholders
✓	Elect trustees		to approve a change in the investment objectives
	Twelve individuals have been nominated for election		for Vanguard REIT Index Fund and the REIT Index
	as Vanguard fund trustees. If approved, the newly		Portfolio of Vanguard Variable Insurance Fund. The
	elected trustees would serve together on each		change would broaden their mandate to include real
	fund’s board, effective January 1, 2018. The names		estate management and development companies.
and biographical details of the nominees are available
	in the proxy statement.	✓	Change in the diversification status
of Vanguard REIT Index Fund
✓	Enable all U.S.-based Vanguard funds to		This management proposal asks shareholders to
	retain third-party investment advisors		approve a change in the diversification status of the
	This management proposal asks shareholders to		REIT Index Fund from diversified to nondiversified,
	extend the ability of Vanguard-managed index funds		as defined by the Investment Company Act of 1940.
and a subset of Vanguard-managed active funds
	to enter into or materially amend investment advisory	✓	Approve new advisory, administration,
	agreements with third-party investment advisors		and distribution arrangements for two funds
	without obtaining shareholder approval.		This management proposal asks shareholders to
approve new investment advisory, administration,
✓	Enable all U.S.-based Vanguard funds to retain		and distribution arrangements for Vanguard
	Vanguard-affiliated investment advisors		Institutional Index Fund and Vanguard Institutional
	This management proposal asks shareholders to		Total Stock Market Index Fund by adopting the
	give approval for all funds to rely on a pending U.S.		Vanguard Funds’ Service Agreement.
Securities and Exchange Commission exemptive
application that, if granted, would permit the funds
	to enter into or materially amend investment		Shareholder meeting
	advisory agreements with Vanguard subsidiaries		A shareholder meeting will be held in Scottsdale,
	without obtaining shareholder approval.		Arizona, on Wednesday, November 15.

Connect with Vanguard® > 800-997-2798

For more information about Vanguard funds, visit advisors.vanguard.com or call 800-997-2798 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investments are subject to risk, including the possible loss of the money you invest.

FOR FINANCIAL ADVISORS AND INSTITUTIONS ONLY. NOT FOR PUBLIC DISTRIBUTION.

Vanguard Financial
Advisor Services™

P .O. Box 2900
Valley Forge, PA 19482-2900

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

FAPRXAP 082017

What is a proxy?

A proxy is the legal authority or means to permit a shareholder’s vote to be registered without the shareholder’s physical presence at an annual or a special shareholder meeting. Shareholders may vote their proxy by mail, by phone, or online.

What now?

Like other U.S. mutual funds, Vanguard funds periodically hold shareholder meetings when shareholder approval is needed for certain matters affecting the funds. At an upcoming shareholder meeting, or by proxy beforehand, shareholders will vote on the election of trustees for all U.S.-based Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that, if approved, will harmonize fund policies and give the funds more operational flexibility while acting in what we believe to be the best interests of their shareholders.

Your fund. Your vote.

When voting opens on August 16, you will have several resources and voting options available to make it easy to participate:

Go to our Proxy Resource Center at advisors.vanguard.com/proxy.

"We encourage Vanguard fund shareholders to vote on these important proposals, which will put in place the people and policies to enable us to continue to lower the cost of investing and enhance the management of our funds with the ultimate goal of improving client outcomes."

— Vanguard CEO Bill McNabb

Vanguard proposals

Shareholders will vote on the following	✓	Broaden the investment objectives
proposals presented by Vanguard in the		for Vanguard’s two REIT offerings.
proxy statement:		This management proposal asks shareholders to
approve a change in the investment objectives for
✓ Elect trustees.		Vanguard REIT Index Fund and the REIT Index
Trustees oversee the funds to make sure they		Portfolio of Vanguard Variable Insurance Fund. The
effectively serve the interests of shareholders.		change would broaden their mandate to include real
Shareholders of each U.S.-based Vanguard fund		estate management and development companies.
will be asked to elect a board of trustees.
	✓	Change in the diversification status
✓ Enable all U.S.-based Vanguard funds to retain		of Vanguard REIT Index Fund.
third-party investment advisors.		This management proposal asks shareholders
This management proposal asks shareholders to		to approve a change in the diversification status
extend the ability of Vanguard-managed index funds		of the REIT Index Fund from diversified to
and a subset of Vanguard-managed active funds		nondiversified, as defined by the Investment
to enter into or materially amend investment advisory		Company Act of 1940, to allow the fund to track
agreements with third-party investment advisors		more closely its benchmark index.
without obtaining shareholder approval.
	✓	Approve new advisory, administration,
✓ Enable all U.S.-based Vanguard funds to retain		and distribution arrangements for two funds.
Vanguard-affiliated investment advisors.		This management proposal asks shareholders
This management proposal asks shareholders to		to approve new investment advisory, administration,
give approval for all funds to rely on a pending U.S.		and distribution arrangements for Vanguard
Securities and Exchange Commission exemptive		Institutional Index Fund and Vanguard Institutional
application that, if granted, would permit the funds		Total Stock Market Index Fund by adopting the
to enter into or materially amend investment advisory		Vanguard Funds’ Service Agreement.
agreements with Vanguard subsidiaries without
obtaining shareholder approval.

Shareholder proposals
In addition, shareholders of certain funds will be able to vote on a proposal submitted by other shareholders. The proposal seeks to prescribe specific investment limits for several funds.

Connect with Vanguard® > 800-997-2798

For more information about Vanguard funds, visit advisors.vanguard.com or call 800-997-2798 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing. Please note that a preliminary prospectus is subject to change.

All investments are subject to risk, including the possible loss of the money you invest.

Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

Vanguard Financial
Advisor Services™

P .O. Box 2900
Valley Forge, PA 19482-2900

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

FAPRXCP 082017